UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2017 (October 17, 2017)

IMPAX LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34263	65-0403311
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30831 Huntwood Avenue, Hayward, CA	94544
(Address of principal executive offices)	(Zip Code)

(510) 240-6000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

On October 17, 2017, Impax Laboratories Inc., a Delaware corporation (the “Company”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with Atlas Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Holdco”), K2 Merger Sub Corporation, a Delaware corporation and a wholly-owned subsidiary of Holdco (“Merger Sub”) and Amneal Pharmaceuticals LLC (“Amneal”). The Business Combination Agreement was unanimously approved by the board of directors of the Company (the “Board”).

As described more fully in the Business Combination Agreement, at the closing (the “Closing”) of the transactions contemplated by the Business Combination Agreement (the “Transactions”), (i) Merger Sub will merge with and into the Company (the “Impax Merger”), with the Company surviving the Impax Merger as a direct wholly-owned subsidiary of Holdco, (ii) each share of the Company’s common stock, par value $0.01 per share (“Company Common Stock”), issued and outstanding immediately prior to the Impax Merger, other than Company Common Stock held by the Company in treasury, by Amneal or by any of their respective subsidiaries, will be converted into the right to receive one fully paid and nonassessable share of Class A common stock of Holdco, par value $0.01 per share (“Holdco Class A Common Stock”), (iii) the Company will convert to a limited liability company pursuant to the General Corporation Law of the State of Delaware and the Delaware Limited Liability Company Act, (iv) Holdco will contribute to Amneal all of Holdco’s equity interests in the Company to Amneal, in exchange for common units of Amneal (the “Contribution”), (v) Holdco will issue an aggregate number of shares of Class B common stock of Holdco, par value $0.01 per share (“Holdco Class B Common Stock”, and together with Holdco Class A Common Stock, “Holdco Common Stock”) to the existing members of Amneal (the “Amneal Members”) and (vi) Holdco will become the managing member of Amneal. In connection with the Closing, Holdco will be renamed Amneal Pharmaceuticals, Inc. (“New Amneal”). Subject to the satisfaction or waiver of closing conditions, the Closing is expected to occur in the first half of 2018.

Immediately following the Closing, (i) the Amneal Members will hold 100% of Holdco Class B Common Stock, which, together with their common units of Amneal, will represent approximately 75% of the voting power and economic interests in New Amneal, and (ii) the Company’s stockholders immediately prior to the Closing will hold 100% of the Holdco Class A Common Stock, which will represent approximately 25% of the voting power and economic interests in New Amneal.

Consummation of the Transactions is subject to customary closing conditions, including, among other things, (i) the approval of the Company’s stockholders holding a majority of the outstanding Company Common Stock entitled to vote (the “Requisite Stockholder Approval”), (ii) expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) effectiveness of the S-4 Registration Statement registering the shares of Holdco Common Stock to be issued in connection with the Transactions and (iv) NYSE listing approval for Holdco Class A Common Stock. The obligation to consummate the Transactions is also conditioned upon each party’s representations and warranties being true and correct (subject to certain materiality exceptions) and each party having performed in all material respects its obligations under the Business Combination Agreement.

The Business Combination Agreement contains customary and reciprocal representations and warranties of the Company and Amneal, many of which are subject to and qualified by materiality qualifiers. The Company and Amneal have also made customary covenants in the Business Combination Agreement regarding the operation of their respective businesses and the businesses of their respective subsidiaries in the ordinary course prior to the Closing.

The Business Combination Agreement also contains a customary “no shop” covenant prohibiting the Company from soliciting proposals for alternative proposals to acquire the Company, or providing information or participating in any discussions in connection with any such proposals. However, prior to adoption of the Business Combination Agreement by the Company’s stockholders, the Board may, in the exercise of its fiduciary duties, (i) withhold, withdraw, qualify or modify its recommendation that the Company’s stockholders adopt the Business Combination Agreement in connection with certain intervening events, or (ii) terminate the Business Combination Agreement to enter into an agreement in connection with an alternative proposal to acquire the Company that is more favorable to the Company’s stockholders from a financial point of view than the Transactions (a “Superior Proposal”), in each case, subject to complying with certain notice and other specified requirements, including giving Amneal the opportunity to propose revisions to the terms of the Transactions and the payment of the Termination Fee (as defined below).

Consummation of the Transactions is not subject to a financing condition. However, Amneal is required to use its reasonable best efforts to obtain financing to (i) fund repayment of the Company’s convertible notes, (ii) refinance the Company’s credit facility, and (iii) refinance outstanding Amneal debt. The Company is required to use reasonable best efforts to provide cooperation in connection with the financing process.

The Business Combination Agreement may be terminated by each of the Company and Amneal under certain circumstances, including if the Closing does not occur on or before the later of (i) 75 days after the effectiveness of the Registration Statement and (ii) July 17, 2018 (the “Outside Date”), but in no event will the Outside Date be later than October 17, 2018. Amneal also has certain additional termination rights, including in connection with a change of the Board’s recommendation that the Company’s stockholders adopt and approve the Business Combination Agreement. The Company is required to pay Amneal a termination fee of $45 million (the “Termination Fee”) in connection with such a termination by Amneal, as well as under certain other circumstances, including if the Business Combination Agreement is terminated by the Company in connection with a Superior Proposal. Additionally, Amneal will be entitled to reimbursement for up to $15 million of its reasonable out-of-pocket expenses incurred in connection with the Business Combination Agreement and the Transactions if the Business Combination Agreement is terminated due to the failure to obtain the Requisite Stockholder Approval.

Also on October 17, 2017, Holdco and the Amneal Members entered into a Stockholders Agreement, as described in further detail below (the “Stockholders Agreement”). The form of the Stockholders Agreement, as well as forms of each of (i) the Amended and Restated Certificate of Incorporation of Holdco, (ii) the Amended and Restated Bylaws of Holdco, (iii) the Third Amended and Restated Limited Liability Agreement of Amneal Pharmaceuticals LLC, (iv) a contribution agreement between Holdco and Amneal, and (v) the Tax Receivable Agreement, by and among New Amneal, Amneal and the Amneal Members, are attached as exhibits to the Business Combination Agreement.

Stockholders Agreement

The Stockholders Agreement provides, among other things, that:

•	Board and Committee Representation. Following the Closing, the board of directors of New Amneal (the “New Amneal Board”) will consist of no more than eleven directors, consisting of (i) six directors (the “Amneal Directors”) designated by Amneal Holdings, LLC (the “Amneal Group Representative”) and (ii) five directors (the “Non-Amneal Directors”) designated by the Company. However, in the event that an institutional investor beneficially owns more than 4% of the outstanding Holdco Common Stock, such investor may have a board observer right or the number of directors may be increased to provide such investor with a director designee. Immediately following the Closing, the Co-Chairmen of the New Amneal Board will be Chirag Patel and Chintu Patel, and the lead independent director will be the current chairman of the Company Board, Robert L. Burr. For so long as the Amneal Members or any of their affiliates, successors and permitted assigns to which any shares of Holdco Common Stock have been transferred in accordance with certain provisions of the Stockholders Agreement (collectively, “Amneal Group Members”) beneficially own more than 50% of the outstanding Holdco Common Stock, the Amneal Group Representative may designate for nomination to the New Amneal Board the lowest number of directors that constitutes a majority of the New Amneal Board and two of the four directors serving on each of the Nominating Committee and Compensation Committee. For so long as the Amneal Group Members beneficially own more than 50% of the outstanding Holdco Common Stock, (a) the Amneal Directors may designate the two Co-Chairmen of the New Amneal Board, and (b) the Non-Amneal Directors may designate the lead independent director. Until the Amneal Group Members beneficially own less than 10% of the outstanding Holdco Common Stock, (x) if the Amneal Group Members beneficially own less than 50% of the outstanding Holdco Common Stock, the Amneal Group Representative may designate a number of directors proportionate to the beneficial ownership of outstanding Holdco Common Stock by the Amneal Group Members (rounded up to the nearest whole number), and (y) each New Amneal Board committee (other than the Audit Committee) will include at least one Amneal director.

•	Conflicts Committee. Until the Amneal Group Members beneficially own less than 10% of the outstanding Holdco Common Stock, the New Amneal Board will have a Conflicts Committee comprised solely of independent directors to provide leadership and guidance to the New Amneal Board and New Amneal regarding potential conflicts of interest between New Amneal and any Amneal Group Member, including with respect to related party transactions.

•	Integration Committee. For at least two years following the Closing, the New Amneal Board will have an Integration Committee comprised of Chirag Patel, Chintu Patel and Paul Bisaro, which will serve as an advisory committee to management to provide input in connection with the integration of the Company and Amneal.

•	Chief Executive Officer. Paul Bisaro will be the Chief Executive Officer of New Amneal.

•	Standstill Provisions. The Amneal Group Members will be subject to customary standstill provisions, subject to certain exceptions, until the earlier of (i) the third anniversary of the Closing Date and (ii) such time when the Amneal Group Members beneficially own less than 20% of the outstanding shares of Holdco Common Stock.

•	Amneal Buyout Transactions. Any proposal by an Amneal Group Member to acquire all outstanding Holdco Common Stock held by all other stockholders (other than other Amneal Group Members) must be approved by the Conflicts Committee and, as long as the Amneal Group Members beneficially own 37.5% of the outstanding shares of Holdco Common Stock, be subject to a non-waivable condition that a majority of the voting power of the outstanding shares of Holdco Common Stock held by such other stockholders approve the transaction.

•	Transfer Restrictions. At any time, an Amneal Group Member may transfer shares of Holdco Common Stock to an affiliate. For the period of 180 days following the closing (the “Lock-Up Period”), no Amneal Group Member may transfer any shares of Holdco Common Stock, unless with the prior written consent of the Conflicts Committee, subject to certain exceptions. Following the expiration of the Lock-Up Period, Amneal Group Members may transfer shares of Holdco Common Stock pursuant to an effective registration statement, or in transactions exempt from or not subject to registration requirements, subject to certain customary restrictions.

The Stockholders Agreement will terminate when the Amneal Group Members cease to own 10% of the outstanding shares of Holdco Common Stock.

****

The foregoing summary of the Business Combination Agreement and the exhibits thereto is qualified in its entirety by the full text of the Business Combination Agreement and the exhibits thereto, attached hereto as Exhibit 2.1 and incorporated by reference herein.

Item 2.02 Results of Operations and Financial Condition

On October 17, 2017, the Company issued a press release affirming its latest financial guidance for the entire period of 2017. The full text of the press release was posted on the Company’s internet website and is furnished as Exhibit 99.1 hereto and incorporated herein by reference. The Company’s financial results for the third quarter of 2017 will be announced on November 9, 2017.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information contained in, or incorporated into, Item 2.02, including the joint press release attached as Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Item 7.01 Regulation FD Disclosure.

On October 17, 2017, the Company and Amneal jointly issued a press release announcing they had entered into the Business Combination Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On October 17, 2017, the Company held an investor call relating to the transactions contemplated by the Business Combination Agreement. The Company made available on the investor relations section of its website an investor presentation for reference during such call. A copy of the investor presentation is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

In connection with the Transactions, Amneal Group Members have entered into definitive purchase agreements with select institutional investors including TPG Capital and funds affiliated with Fidelity Management & Research Company to sell approximately 46.8 million unregistered shares of Holdco Common Stock at $18.25 per share in a private placement for gross proceeds of $855 million, or approximately 15% of fully diluted shares of Holdco Common Stock outstanding on an as converted basis.

The information under this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished under Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liability of that section nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed transaction between Impax Laboratories, Inc. (“Impax”) and Amneal Pharmaceuticals LLC (“Amneal”) pursuant to that certain Business Combination Agreement by and among Impax, Amneal, Atlas Holdings, Inc. (“Holdco”), and K2 Merger Sub Corporation. In connection with the proposed transaction, Holdco intends to file a registration statement on Form S-4, containing a proxy statement/prospectus, with the Securities and Exchange Commission (“SEC”). This communication is not a substitute for the registration statement, definitive proxy statement/prospectus or any other documents that Impax or Holdco may file with the SEC or send to stockholders in connection with the proposed business combination. INVESTORS AND SECURITY HOLDERS OF IMPAX ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain copies of the registration statement, including the proxy statement/prospectus and other documents filed with the SEC (when available) free of charge at the SEC’s website, http://www.sec.gov. Copies of the documents filed with the SEC by Impax or Holdco will be available free of charge on Impax’s internet website at http://www.impaxlabs.com or by contacting Mark Donohue, Investor Relations and Corporate Communications at (215) 558-4526.

Participants in Solicitation

Impax, Amneal, Holdco and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Impax’s stockholders in respect of the proposed transaction. Information about the directors and executive officers of Impax is set forth in its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on April 5, 2017, and in its Annual Report on Form 10-K for the year ended Dec. 31, 2016. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus regarding the proposed transaction and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents as described in the preceding paragraph. This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on our beliefs and assumptions. These forward-looking statements are identified by terms and phrases such as: anticipate, believe, intend, estimate, expect, continue, should, could, may, plan, project, predict, will, target, potential, forecast, and the negative thereof and similar expressions. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the potential timing or consummation of the proposed transaction or the anticipated benefits thereof, including, without limitation, future financial and operating results. Impax cautions readers that these and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to risks and uncertainties related to statements regarding benefits of the proposed transaction, integration plans and expected synergies, and anticipated future growth, financial and operating performance and results. Important risk factors that could cause actual results to differ materially from those indicated in any forward-looking statement include, but are not limited to: (i) the ability to obtain shareholder and regulatory approvals, or the possibility that they may delay the transaction or that such regulatory approval may result in the imposition of conditions that could cause the parties to abandon the transaction, (ii) the risk that a condition to effecting the transaction may not be satisfied; (iii) the ability of Impax and Amneal to integrate their businesses successfully and to achieve anticipated synergies, (iv) the possibility that other anticipated benefits of the proposed transaction will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the new combined company’s operations, and the anticipated tax treatment, (v) potential litigation relating to the proposed transaction that could be instituted against Impax, Amneal or their respective directors, (vi) possible disruptions from the proposed transaction that could harm Impax’s and/or Amneal’s business, including current plans and operations, (vii) the ability of Impax or Amneal to retain, attract and hire key personnel, (viii) potential adverse reactions or changes to relationships with clients, employees, suppliers or other parties resulting from the announcement or completion of the transaction, (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the business combination that could affect Impax’s or Amneal’s financial performance, (x) certain restrictions during the pendency of the transaction that may impact Impax’s or Amneal’s ability to pursue certain business opportunities or strategic transactions, (xi) continued availability of capital and financing and rating agency actions, (xii) legislative, regulatory and economic developments; (xiii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors; and (xiv) such other factors as are set forth in Impax’s periodic public filings with the SEC, including but not limited to those described under the headings “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Information” in Impax’s Form 10-K for the fiscal year ended December 31, 2016, in the Form S-4 filed by Holdco and in Impax’s other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. While the list of factors presented here is, and the list of factors to be presented in the proxy statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Impax’s or Amneal’s consolidated financial condition, results of operations, credit rating or liquidity. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than Impax has described. All such factors are difficult to predict and beyond our control. All forward-looking statements included in this document are based upon information available to Impax on the date hereof, and unless legally required, Impax disclaims and does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1

Business Combination Agreement, dated October  17, 2017 by and among Amneal Pharmaceuticals LLC, Impax Laboratories Inc., Atlas Holdings, Inc. and K2 Merger Sub Corporation.*

*(Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.)

99.1	Joint Press Release, dated October 17, 2017, issued by Impax Laboratories, Inc. and Amneal Pharmaceuticals LLC.

99.2	Investor Presentation, dated October 17, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAX LABORATORIES, INC.

By	/s/ Bryan M. Reasons
Name:	Bryan M. Reasons
Title:	Senior VP, Finance and
Chief Financial Officer

Date: October 17, 2017